UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2011

CULLMAN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Federal (State or Other Jurisdiction of Incorporation)	000-53801 (Commission File Number)	63-0052835 (I.R.S. Employer Identification No.)

316 South Second Avenue SW, Cullman, Alabama 35055
 (Address of principal executive offices)
(256) 734-1740
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On May 17, 2011, Cullman Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders.  At the Annual Meeting, shareholders considered the election of directors and the ratification of independent registered public accountants.  A breakdown of the votes cast is set forth below.

1.	The election of directors	For	Withheld	Broker non-votes

Kim J. Chaney	1,890,362	500	158,701

Nancy McClellan	1,880,562	10,300	158,701

2.      The ratification of the appointment of Crowe Horwath LLP as the Company’sindependent registered public accountants for the year ending December 31, 2011.

For	Against	Abstain	Broker non-votes

2,049,152_	0	411	0

Item 9.01         Financial Statements and Exhibits
(a)                      Financial Statements of businesses acquired.  Not Applicable.

(b)                      Pro forma financial information.  Not Applicable.

(c)                      Shell company transactions: None

(d)                      Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON FEDERAL BANCORP, INC.

Date: May 18, 2011	By:	/s/ John A. Riley III
John A. Riley III
President and Chief Executive Officer (Duly Authorized Representative)